Exhibit 99.4



Mortgage Guaranty Insurance Corporation
250 E. Kilbourn Avenue                                                     MGIC
P.O. Box 488, Milwaukee, Wisconsin 53201-0488


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                         Declaration Page for Use With
                        Mortgage Guaranty Master Policy
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Mortgage Guaranty Insurance Corporation (a stock insurance company hereinafter called the "Company") agrees to pay to the Insured identified below, in consideration of the premium or premiums to be paid as specified in this
Policy and in reliance on the Insured's Application for coverage under this Policy any Loss due to the Default by a Borrower on a Loan, subject to the terms and conditions in this Policy.
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Insured's Name and Mailing Address:                       Master Policy Number:

Wells Fargo Bank Minnesota, N.A. as Trustee                   22-400-4-1291
For the Amortizing Residential Collateral Trust
 Series 2001-BC1
6th and Marquette                                     Effective Date of Policy:
Minneapolis,  MN  55479                                     January 1, 2001
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Includes Terms and Conditions #71-7135 (8/94)

Includes Endorsement(s):
#71-7139 (8/94)
#71-70163 (2/01)
#71-70165 (2/01)
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                      [GRAPHIC OMITTED][GRAPHIC OMITTED]


In Witness Whereof, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.



                    MORTGAGE GUARANTY INSURANCE CORPORATION


                           Authorized Representative
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Mortgage Guaranty Insurance Corporation
               MGIC
250 E. Kilbourn Avenue
P.O. Box 488, Milwaukee, Wisconsin 53201-0488
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                Endorsement to Mortgage Guaranty Master Policy
                    --------------------------------------
Policy Issued                            Attached to and Forming Part of Master
                                         Policy Number:
Wells Fargo Bank Minnesota, N.A.
  as Trustee                                      22-400-4-1291
For the Amortizing Residential
 Collateral Trust Series 2001-BC1
6th and Marquette                            Effective Date of Policy:
Minneapolis,  MN  55479                           January 1, 2001
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The purpose of this Endorsement is to amend certain terms and conditions of the Policy as provided herein. An Insured will be entitled to submit Loans for insurance under this Endorsement unless this Endorsement is revoked by the Company. The Company reserves the right to revoke this Endorsement for future mortgage loans submitted to it, effective upon written notice to the Insured. This Endorsement will apply only to a Loan which is approved by the Company for insurance under it, which approval shall include a Loan underwritten by the Insured in accordance with the Company's Master Reporting Program (Delegated Underwriting Program). To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The terms and conditions of the Policy shall apply to a Loan insured under this Endorsement, but with the Policy amended by adding, deleting, or amending the following terms and conditions, as indicated:

     A. Section 1.13 of the Policy is deleted in its entirety and replaced with the following:

           1.13     Insured means:

                    a.  The Person designated on the face of this Policy; or

                    b. any Person to whom coverage has been assigned with the written approval of the Company as provided in Section
                        3.5 resulting in a change in the Insured named on a Certificate in accordance with this Policy.

     B. Section 2.4 and all references thereto in the Policy are deleted in their entirety.

     C.    Section 2.8 is amended to read in its entirety as follows:

           2.8 Cancellation by the Insured of a Certificate Notwithstanding any provision to the contrary in this Policy, the Insured shall be obligated to maintain coverage of a Certificate for a Loan and to pay corresponding premiums for continuation of such coverage except that coverage on a Loan may be cancelled by the Insured effective when the unpaid principal balance of the Loan is less than 55% of the Value of the Property. Subject to the foregoing obligation of the Insured to maintain coverage, the Insured may obtain cancellation of coverage on a Loan, if permitted, by making a written request to the Company for cancellation. However, no refund on a cancellation of coverage on a Loan will be paid upon cancellation. Cancellation of coverage on a Loan will not cancel this Policy.

      D.   Section 3.5 is amended to read in its entirety as follows:

           3.5 Change of Insured --- Change of Insured shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If coverage of a Loan is to be assigned or transferred by the Insured to a new Insured, the Insured shall request the Company's approval thereof and if the Company approves the change of Insured, the Company shall, thereafter, change its records to identify the new Insured for such Loan.

      E. With reference to the Master Reporting Program Endorsement (Form #71-7139 (8/94)):

           1. In the first sentence of Section 2.1 the word "makes" is deleted and replaced with "submits for coverage under this Policy" and in the second sentence of Section 2.1, after the word "makes" is inserted "or purchases".

           2.  In the first sentence of the first paragraph of Section 2.2
               (b), the word "contained" is inserted before "in the Loan File" and the words "by the Insured" are deleted; and in the first sentence of the second paragraph, after the words "Certificate or" and before "Loan File" is inserted "contained in the".

           3. Section 2.4 and all references thereto in the Policy are deleted in their entirety.


All terms capitalized will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.



Mortgage Guaranty Insurance Corporation
               MGIC
250 E. Kilbourn Avenue
P.O. Box 488, Milwaukee, Wisconsin 53201-0488
                     ------------------------------------
                Endorsement to Mortgage Guaranty Master Policy
                (Incontestability for Master Reporting Program)
                     ------------------------------------
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Policy Issued To:                               Attached to and Forming Part of
                                                 Master Policy Number:
Wells Fargo Bank Minnesota, N.A.
 as Trustee                                     22-400-4-1291
For the Amortizing Residential
 Collateral Trust Series 2001-BC1
6th and Marquette                               Effective Date of Policy:
Minneapolis,  MN  55479                         January 1, 2001
-------------------------------------------------------------------------------

The purpose of this Endorsement is to amend terms and conditions of the Master Program Reporting Endorsement (Form #71-7139 (8/94)) to the Mortgage Guaranty Master Policy (Form #71-7135 8/94)) as it relates to Section 2.4 of such Policy. An Insured will be entitled to submit Loans for insurance subject to this Endorsement unless this Endorsement is revoked by the Company. The Company reserves the right to revoke this Endorsement for future mortgage loans submitted to it, effective upon written notice to the Insured. This Endorsement will apply only to a Loan which is underwritten by the Insured in accordance with the Policy, as amended by the Company's Master Reporting Program (Delegated Underwriting Program). To the extent of any inconsistency or conflict between the terms of the Policy, as so amended, and this Endorsement, this Endorsement will control. The terms and conditions of the Policy, as so amended, shall apply to a Loan insured under this Endorsement, but with the Policy amended by adding, deleting, or amending the following terms and conditions, as indicated.

Notwithstanding that under any other endorsement to the Policy Section 2.4 of the Policy and of the Master Reporting Program Endorsement (Form #71-7139 (8/94)) have been deleted, Section 2.4 of the Master Reporting Program Endorsement is replaced in its entirety with the following:

     2.4 Incontestability for Certain Misrepresentations --- Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in a Transmittal or the related Loan File, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

          a. The misrepresentation must not have been knowingly made, or knowingly participated in, by:

               1.   The Insured or any other Person which originated the Loan;
                    or

               2.   Any other of the following Persons:

                    i) appraiser, correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

                    ii) escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

          b. The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

               A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due. The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Transmittal.

          c. This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application or Transmittal (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and
               (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

          d. This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

          e. The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

All terms capitalized will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.



Mortgage Guaranty Insurance Corporation
250 E. Kilbourn Avenue                                                     MGIC
P.O. Box 488, Milwaukee, Wisconsin 53201-0488

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                     Master Reporting Program Endorsement
                 --------------------------------------------
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Insured's Name and Mailing Address:                    Master Policy Number

Wells Fargo Bank Minnesota, N.A. as Trustee            22-400-4-1291
For the Amortizing Residential Collateral
 Trust Series 2001-BC1
6th and Marquette                                      Effective Date of Policy
Minneapolis,  MN  55479                                January 1, 2001
-------------------------------------------------------------------------------
The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans under the Master Reporting Program made available by the Company to certain Insureds to whom this Endorsement is issued. An Insured will be entitled to submit Loans for insurance under this Endorsement unless this Endorsement is revoked by the Company. The Company reserves the right to revoke this Endorsement immediately upon written notice to the Insured. This Endorsement will apply only to a Loan which is identified by the Company as being insured under the Master Reporting Program. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The Policy is amended by adding, deleting, or amending the following terms and conditions, as indicated:

A.   The following additional definitions are added to Section 1 of the
     Policy:

     1.27 Eligibility Criteria means the requirements established by the Company from time to time applicable to the origination of a Loan (including approved mortgage loan programs, maximum loan-to-value ratios and original principal amounts, coverage limitations and underwriting requirements) and of which the Company notifies the Insured, as the same may be amended from time to time by the Company on prior written notice to the Insured.

     1.28 Transmittal means the information and format designated as such by the Company which requests or directs the Company to issue its Commitment and tender its Certificate with respect to the Loan identified therein, which may be identified by the title "Transmittal" and which includes all data and information and all exhibits and documents furnished in connection therewith to the Company. Whenever the term "Application" is used in this Policy, the term "Transmittal" and its definition will be substituted therefor.

     1.29 Loan File means, with respect to a Loan, copies of all documents (including all data and information in electronic format) created or received in connection with the origination and closing of the Loan, including the Borrower's loan application, purchase contract, appraisal, credit report, verifications of employment, income and deposit, and HUD-1 or other settlement statement.

B. Sections 2.1 through 2.4 of the Policy are deleted in their entirety and replaced with the following:

     2.1 Loan Underwriting and Obtaining Coverage -- This Policy shall automatically extend to each Loan which the Insured makes, provided that it is made in accordance with the terms and provisions of this Policy, including the Eligibility Criteria, and is evidenced by a Certificate issued by the Company. In order to obtain coverage under this Policy for a Loan, the Insured or the Person acting on its behalf must submit a duly completed Transmittal to the Company within thirty (30) days after the Insured makes the Loan (or such longer period as allowed by the Company), and the Company shall then issue a Commitment and Certificate, if all applicable requirements are satisfied.

          If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application received by it from the applicant, the Insured will be responsible for notifying the applicant in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

     2.2 Representations of the Insured -- The Insured represents to the Company that:

          a. All statements made and information provided to the Company in a Transmittal or in a Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan) are supported by statements and information in the Loan File;

          b. All statements made and information provided to the Company in the Transmittal or in any Commitment or Certificate when provided to the Company or in the Loan File when the Loan is closed by the Insured are not false or misleading in any material respect as of such date(s) and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s); and

          c. The Loan complies with the Eligibility Criteria in effect at the time the Transmittal is submitted to the Company.

          The foregoing representations will apply to all statements and information provided to the Company in the Transmittal, Commitment or Certificate or Loan File, whether made or submitted by the Insured, the Borrower or any other Person, and will be deemed to have been made and provided for and on behalf of the Insured. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

          It is understood and agreed that such statements and information in the Transmittal, Commitment or Certificate, or Loan File in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information submitted to it; and the Company's reliance on the representations in this Section 2.2 survive the issuance of a Commitment and Certificate or such continuation of coverage and any later review or audit of the Insured's files by the Company. Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2.

     2.3 Company's Remedies for Misrepresentation -- Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or recision, the Company shall return at that time all paid premiums retroactively to such applicable date.

     2.4 Incontestability for Certain Misrepresentations -- Notwithstanding Sections 2.2 and 2.3, no Claim for Loss will be denied or adjusted, nor will such Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or information provided, or of statements or information omitted) contained in a Transmittal or the related Loan File, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

          a. The misrepresentation must not have been knowingly made, or knowingly participated in, by:

               1.   The Insured or any other Person which originated the Loan;
                    or

               2.   Any other of the following Persons:

                    i) correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

                    ii) escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

          b. This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a) above), there are one or more material misrepresentations in a Transmittal or Loan File (i) with respect to three or more other mortgage loans insured at any time by the Company for the Insured or any other lender and
               (ii) which result from the direct or indirect acts or omissions of the same borrower or same other Person (including any other Person acting directly or indirectly in concert).

          c. This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation covered by this Section 2.4.

          d. The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

D.   Section 4.8 is deleted in its entirety and replaced with the following:

     4.8 Down Payment -- Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Transmittal or Loan File.

E.   Section 4.11 of the Policy is added with the following:

     4.11 Non-Eligible Loans -- Any Loan that did not meet the Eligibility Criteria in effect at the time the related Transmittal was submitted to the Company.

F. Section 7.9 of the Policy is deleted in its entirety and replaced with the following:

     7.9 No Agency -- Neither the Insured, any Servicer, or Owner nor any of their employees or agents (including the Persons underwriting the Loan on behalf of the Insured) will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be agents of any Insured, Servicer or Owner.

All terms capitalized herein will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.